UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report: November 20, 2009
(Date of earliest event reported)
AGILYSYS, INC.
(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

28925 Fountain Parkway, Solon, Ohio	44139

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (440) 519-8700
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On November 20, 2009, Agilysys, Inc. (the “Company”) issued a press release announcing that the Company received an Acquiring Person Statement under Section 1701.831 of the Ohio Revised Code, the Ohio “control share acquisition statute,” from MAK Capital Fund, LP and Paloma International L.P., notifying the company of their intent to increase their direct or indirect ownership to more than 20 percent, but less than one-third, of Agilysys’ common shares. A copy of the press release announcing the receipt of the Acquiring Person Statement and the Acquiring Person Statement is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
99.1	Press release issued by the Company dated November 20, 2009, announcing the receipt of an Acquiring Person Statement from MAK Capital Fund, LP and Paloma International L.P.

99.2	Acquiring Person Statement from MAK Capital Fund, LP and Paloma International L.P. dated November 20, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.
By:	/s/ Kathleen A. Weigand
Kathleen A. Weigand
General Counsel and Senior Vice President, Human Resources

Date: November 20, 2009

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by the Company dated November 20, 2009, announcing the receipt of an Acquiring Person Statement from MAK Capital Fund, LP and Paloma International L.P.

99.2	Acquiring Person Statement from MAK Capital Fund, LP and Paloma International L.P. dated November 20, 2009